                               D O D G E & C O X

                                   Stock Fund

--------------------------------------------------------------------------------

                                  Dodge & Cox
                              Investment Managers
                                   35th Floor
                               One Sansome Street
                                 San Francisco
                                California 94104
                                 (415) 981-1710

                            For Fund literature and
                           information, please call:
                                 (800) 621-3979

                    This report is submitted for the general
                 information of the shareholders of the Fund.
                 The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.

--------------------------------------------------------------------------------

                               D O D G E & C O X

--------------------------------------------------------------------------------

                                   Stock Fund
                                Established 1965


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                               32nd Annual Report
                               December 31, 1996



                                     1996

================================================================================

                               D O D G E & C O X

================================================================================
                                   Stock Fund


Fellow Shareholders
--------------------------------------------------------------------------------

U.S. equity markets had a strong 1996, following the outstanding performance of 1995 - partly the result of continued modest economic growth and relatively low inflation. The Dodge & Cox Stock Fund had a total return of 22.3% in 1996, 0.7% below the return of the Standard & Poor's 500 Index (S&P 500) of common stocks. Return figures for longer time periods are presented on page 3 of this report.

Performance Review

The net asset value per share of the Fund rose from $67.83 at the end of 1995 to $79.81 at December 31, 1996. The Fund paid dividends of $1.29 per share and distributed net realized short and long-term capital gains of $1.68 per share. At year-end 1996, 92% of the Fund was invested in stocks and 8% in cash equivalents, and total net assets were $2.3 billion.

The Fund's 1996 return was driven by the strong appreciation of a number of the Fund's holdings in the banking, retail, consumer products and energy industries. Among the most significant contributors to return were IBM, American Express, BankAmerica, Citicorp and Dayton-Hudson.

Holdings that did not perform well in 1996 included those in the consumer durables (e.g., appliances and autos), industrial commodities, business services and electric utility industries. The Fund's investments that registered the weakest performance included Digital Equipment, R.R. Donnelley, Nordstrom and Whirlpool.

New Holdings

Because we invest with a long-term investment horizon, it is critical that we develop an understanding of the key factors that we believe will affect an individual company's business fortunes. This analysis, along with our assessment of the company's relative and absolute value, are the primary elements of our investment approach. To provide insight into how we invest your money, we highlight two of the new holdings in the Fund in 1996. Please note that these companies are discussed as an example of our research and investment process, not because we believe they are necessarily more attractive than the Fund's other investments.

     . Bausch & Lomb is a leading provider of eye care products and accessories. The company's profitability has been under pressure due to a shift in consumer preferences and aggressive competition in contact lenses and sunglasses. However, the company does have a strong franchise, and its new management has moved to shore up its product line. The current low valuation, relative to its competitors and to the market, suggests that expectations for a recovery are very modest. However, we believe the company's long-term strategy is sound and should lead to improvement in sales and earnings.

     . Sony is a world leader in the consumer electronics and entertainment industries. The Sony brand name is among the world's most respected and recognizable. The widely publicized problems at the company's film studio have drawn attention away from Sony's core consumer electronics franchise and its profitable music and television businesses. This has helped push its stock valuation to near-historic lows. Our analysis suggests that new digital products should re-vitalize growth and margins in the consumer electronics business. As management takes steps to turn the film business around, we believe investors should begin to appreciate the strength of the company's world-wide market presence and growth prospects.


================================================================================

                               D O D G E & C O X

================================================================================
                                   Stock Fund


A Historical Market Perspective

Our investment philosophy emphasizes individual stock selection and utilizes a long-term (three to five year) investment horizon. Although we do not rely on "top-down" macro-economic or sector analysis, we think it is useful to review some of the forces that we believe have propelled the market to its current levels, and to evaluate what the future might hold for equity investors. Is it the last half hour of a drunken party, as an article in The Wall Street Journal recently stated, or are there substantive forces at work?

In mid-1982, with inflation at high levels and the U.S. economy in recession, the Dow Jones Industrial Average dropped to 800. At year-end 1996, this Index was eight times higher, at over 6400. Appreciation was not continuous and smooth, however. The October 1987 crash and the 1990 decline in the wake of the Iraqi invasion of Kuwait created potholes on the road to high returns. Despite these "bumps", the S&P 500's annual return of 16.8% over the past 15 years has been well above the annual average of 10.7% experienced during the last 70 years. We believe there are a number of factors behind the 1982-1996 advance. Please note that the following are our opinions - in investing, it is never entirely clear what has created past returns, let alone what might happen in the future.

The decline in inflation and interest rates were key factors in the market's appreciation. Lower inflation led to an improvement in the quality of earnings, and along with lower interest rates, caused an expansion in the price-to-earnings (P/E) ratio (an indication of the value investors place on the expected stream of earnings.) The P/E ratio for the S&P 500 increased from the high single digits to its current level in the high-teens.

Corporate profits have also expanded significantly. Profitability has increased in part due to an improving business cycle and the extensive restructuring undertaken by many U.S. companies in the 1980's and 1990's. Companies changed due to the need to incorporate rapid advances in technology, to keep up with vigorous global competition, and because of pressure on company managements to act more in the long-term interest of shareholders. As a result, U.S. companies are in much better position to take advantage of emerging global economic opportunities.

A third factor has been the ascendancy of free market economies during the past decade. As a result, more than three billion people in the developing world are organizing to produce and consume more. International trade and an integrating world economy bode well for worldwide economic activity. Roughly one-third of the revenues of companies in the S&P 500 are generated outside the United States, and we believe valuations in the U.S. stock market are more and more reflective of global economic progress.

In Closing, a Word of Caution

In addition to these positive trends, the U.S. economy has performed well, and is in the sixth year of an expansion that still shows few signs of the excesses which could lead to a recession. We believe the stock market advance of the last 15 years has been propelled by positive and real fundamental economic developments. However, a great deal of the good news has been incorporated into stock prices. We believe future returns in stocks are unlikely to equal recent high past returns. However, low inflation and continued world economic growth should provide an environment for reasonable long-term returns from equities.

In an era where the stock market is likely to show less appreciation than in recent years, we believe our emphasis on individual security selection and price discipline will be important factors in seeking attractive relative returns over the long-term.

Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

                               For the Board of Directors,

                               /s/ John A. Gunn, President
January 24, 1997               John A. Gunn, President

================================================================================

                               D O D G E & C O X

================================================================================
                                   Stock Fund


    20 Years of Investment Performance
    ----------------------------------------------------------------------------

    Comparison of change in value of a $10,000 investment in the Dodge & Cox Stock Fund and the Standard & Poor's 500 Composite Stock Price (S&P 500) Index


[LINE GRAPH APPEARS HERE]

                                              DODGE & COX
              S&P 500 INDEX                   STOCK FUND
              -------------                   -----------
76               $ 10,000                       $ 10,000
77                 9,281                           9,390
78                 9,873                          10,275
79                11,715                          12,412
80                15,509                          16,531
81                14,695                          16,106
82                17,860                          19,659
83                21,893                          24,877
84                23,272                          26,165
85                30,668                          36,072
86                36,390                          42,676
87                38,305                          47,776
88                44,667                          54,350
89                58,813                          68,992
90                56,978                          65,480
91                74,339                          79,546
92                79,996                          88,153
93                88,060                         104,302
94                89,222                         109,684
95               122,743                         146,297
96               150,925                         178,870

    Average annual total return for periods ended December 31, 1996             1 Year     5 Years    10 Years    20 Years
    ----------------------------------------------------------------------------------------------------------------------
    Dodge & Cox Stock Fund                                                      22.26%     17.59%     15.41%      15.51%
    S&P 500 Index                                                               22.96      15.21      15.29       14.54

The chart covers the period from January 1, 1977 to December 31, 1996. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price (S&P 500) Index. The Fund's total returns include the reinvestment of dividend and capital gains distributions. The S&P 500 Index is a broad-based, unmanaged measure of common stocks. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

================================================================================

                               D O D G E & C O X

================================================================================
                                   Stock Fund

        Financial Highlights                           Year Ended December 31,
        ----------------------------------------------------------------------
                                   1996       1995     1994     1993     1992

Selected data and ratios for a share outstanding throughout each year

        Net asset value,
        beginning of year..       $67.83     $53.94   $53.23   $48.37   $44.85
        Income from
        investment operations:
        Net investment
        income.............         1.28       1.27     1.15     1.04     1.11
        Net realized and
        unrealized gain....        13.67      16.54     1.60     7.70     3.68
                                  ------     ------   ------   ------   ------
        Total income from
        investment
        operations.........        14.95      17.81     2.75     8.74     4.79
                                  ------     ------   ------   ------   ------
        Distributions:
        Dividends from net
        investment income..        (1.29)     (1.26)   (1.15)   (1.04)   (1.11)
        Distributions from
        net realized gain
        on investments.....        (1.68)     (2.66)    (.89)   (2.84)    (.16)
                                  ------     ------   ------   ------   ------
        Total distributions        (2.97)     (3.92)   (2.04)   (3.88)   (1.27)
                                  ------     ------   ------   ------   ------
        Net asset value,
        end of year........       $79.81     $67.83   $53.94   $53.23   $48.37
                                  ======     ======   ======   ======   ======
        Total return.......        22.26%     33.38%    5.16%   18.31%   10.82%

        Ratios/Supplemental Data:
        Net assets, end of
        year (millions)....       $2,252     $1,228   $  543   $  436   $  336
        Ratio of expenses
        to average net
        assets.............          .59%       .60%     .61%     .62%     .64%
        Ratio of net
        investment income
        to average net
        assets.............         1.79%      2.07%    2.16%    1.95%    2.43%
        Portfolio turnover
        rate...............           10%        13%       7%      15%       7%
        Average commission
        rate paid*.........       $.0506

        * Represents the average commission rate paid per share on securities transactions for which commissions were charged. Disclosure is required by the S.E.C. beginning in 1996.

        THE FUND'S TEN LARGEST STOCK HOLDINGS  AS OF DECEMBER 31, 1996
        ------------------------------------------------------------------------
                                                                 % of
                                                                 Fund
                                                                ------
        Dayton-Hudson Corp..................................     2.7
        General Motors Corp.................................     2.7
        International Business Machines Corp................     2.6
        American Express Co.................................     2.5
        Citicorp............................................     2.4
        Digital Equipment Corp..............................     2.2
        Donnelley (R.R.) & Sons Co..........................     2.0
        Aluminum Co. of America.............................     1.9
        Amerada Hess Corp...................................     1.7
        Golden West Financial Corp..........................     1.7

================================================================================

                               D O D G E & C O X

================================================================================
                                   Stock Fund

       Portfolio of Investments                                December 31, 1996
       -------------------------------------------------------------------------
           SHARES                                                   MARKET VALUE
COMMON STOCKS:
92.0%
       CONSUMER: 22.3%
          615,000    Bausch & Lomb Inc...........................   $ 21,525,000
            1,800    CVS Corp....................................         74,475
        1,562,000    Dayton-Hudson Corp..........................     61,308,500
          850,000    Dillard Department Stores, Inc. Class A.....     26,243,750
          320,000    Fleming Cos., Inc...........................      5,520,000
          109,488    Footstar, Inc.+.............................      2,723,514
          950,000    Ford Motor Co...............................     30,281,250
          601,900    Fruit of the Loom, Inc.+....................     22,796,963
        1,090,000    General Motors Corp.........................     60,767,500
          356,500    Genuine Parts Co............................     15,864,250
          675,000    James River Corp. of Virginia...............     22,359,375
        2,610,000    Kmart Corp.+................................     27,078,750
        1,028,700    Masco Corp..................................     37,033,200
          890,000    Nordstrom, Inc..............................     31,539,375
          189,400    Procter & Gamble Co.........................     20,360,500
          505,000    Sony Corp. ADR..............................     33,140,625
          173,000    Unilever NV.................................     30,318,250
          316,200    VF Corp.....................................     21,343,500
          671,300    Whirlpool Corp..............................     31,299,363
                                                                    ------------
                                                                     501,578,140
       FINANCE: 18.1%
        1,000,000    American Express Co.........................     56,500,000
          192,000    American International Group, Inc...........     20,784,000
          363,000    BankAmerica Corp............................     36,209,250
          640,000    Barnett Banks, Inc..........................     26,320,000
          620,000    Chubb Corp..................................     33,325,000
          522,000    Citicorp....................................     53,766,000
          138,000    General Re Corp.............................     21,769,500
          618,400    Golden West Financial Corp..................     39,036,500
           77,000    Lehman Brothers Holdings, Inc...............      2,415,875
          303,000    Morgan (J.P.) & Co..........................     29,580,375
          550,000    Norwest Corp................................     23,925,000
          413,000    Republic New York Corp......................     33,711,125
          510,000    The St. Paul Cos., Inc......................     29,898,750
                                                                    ------------
                                                                     407,241,375
       ELECTRONICS AND COMPUTERS: 11.0%
        1,337,000    Digital Equipment Corp.+....................     48,633,375
          598,000    Hewlett-Packard Co..........................     30,049,500
          386,000    International Business Machines Corp........     58,286,000
          506,400    Motorola, Inc...............................     31,080,300
        1,000,000    National Semiconductor Corp.+...............     24,375,000
          596,600    Sybase, Inc.+...............................      9,955,763
        1,050,600    Tandem Computers, Inc.+.....................     14,445,750
          496,000    Texas Instruments, Inc......................     31,620,000
                                                                    ------------
                                                                     248,445,688

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X

================================================================================
                                   Stock Fund

       Portfolio of Investments                                December 31, 1996
       -------------------------------------------------------------------------
           SHARES                                                   MARKET VALUE
COMMON STOCKS:
(Continued)
       BASIC INDUSTRY: 9.8%
          681,000    Aluminum Co. of America.....................   $ 43,413,750
          620,000    Boise Cascade Corp..........................     19,685,000
          633,000    Champion International Corp.................     27,377,250
            1,400    Crown Vantage, Inc.+........................         11,812
          489,000    Dow Chemical Co.............................     38,325,375
          771,000    International Paper Co......................     31,129,125
          370,000    Lubrizol Corp...............................     11,470,000
          544,000    Nalco Chemical Co...........................     19,652,000
          621,000    Weyerhaeuser Co.............................     29,419,875
                                                                    ------------
                                                                     220,484,187
       ENERGY: 8.5%
          678,200    Amerada Hess Corp...........................     39,250,825
          378,000    Chevron Corp................................     24,570,000
           58,000    Exxon Corp..................................      5,684,000
          239,000    Halliburton Co..............................     14,399,750
           63,000    Mobil Corp..................................      7,701,750
          740,000    Phillips Petroleum Co.......................     32,745,000
          171,000    Royal Dutch Petroleum Co....................     29,198,250
          730,024    Union Pacific Resources Group, Inc..........     21,353,202
          231,700    Western Atlas, Inc.+........................     16,421,737
                                                                    ------------
                                                                     191,324,514


       BUSINESS PRODUCTS AND SERVICES: 5.5%
        1,440,000    Donnelley (R.R.) & Sons Co..................     45,180,000
          552,200    Dow Jones & Co..............................     18,705,775
          873,600    Federal Express Corp.+......................     38,875,200
          390,000    Xerox Corp..................................     20,523,750
                                                                    ------------
                                                                     123,284,725

       PUBLIC UTILITIES: 5.1%
          601,500    BCE, Inc....................................     28,721,625
          749,000    Edison International........................     14,886,375
          296,900    FPL Group, Inc..............................     13,657,400
          639,600    Pacific Enterprises.........................     19,427,850
          460,000    Texas Utilities Co..........................     18,745,000
        1,081,300    TransCanada PipeLines Ltd...................     18,922,750
                                                                    ------------
                                                                     114,361,000

       CAPITAL EQUIPMENT: 2.9%
          418,000    Caterpillar, Inc............................     31,454,500
          826,200    Deere & Co..................................     33,564,375
                                                                    ------------
                                                                      65,018,875

       DIVERSIFIED TECHNOLOGY: 2.9%
          625,000    Corning, Inc................................     28,906,250
          186,000    Minnesota Mining & Manufacturing Co.........     15,414,750
          251,100    Raychem Corp................................     20,119,387
                                                                    ------------
                                                                      64,440,387

                See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X


================================================================================
                                  Stock Fund

       Portfolio of Investments                                     December 31, 1996
       ------------------------------------------------------------------------------
            SHARES                                                       MARKET VALUE
COMMON STOCKS
(Continued)
       TRANSPORTATION: 2.7%
          1,110,000     Canadian Pacific Ltd.......................     $  29,415,000
            516,000     Union Pacific Corp.........................        31,024,500
                                                                        -------------
                                                                           60,439,500
       PHARMACEUTICAL AND HEALTH: 2.3%
            810,000     Pharmacia & Upjohn, Inc....................        32,096,250
            300,000     SmithKline Beecham plc ADR.................        20,400,000
                                                                        -------------
                                                                           52,496,250
       MISCELLANEOUS: 0.9%
            524,300     Meditrust..................................        20,972,000
                                                                        -------------
                         Total Common Stocks (cost $1,520,207,907).     2,070,086,641
                                                                        -------------
PREFERRED
STOCKS:
0.1%
       CONSUMER: 0.1%
             64,100     Kmart Financing I, 73/4% Trust Convertible
                         Preferred.................................         3,124,875
                                                                        -------------
                         Total Preferred Stocks (cost $3,205,000)..         3,124,875
                                                                        -------------
SHORT-TERM
INVESTMENTS:
7.1%
           PARVALUE
        $39,322,153      General Mills, Inc., Variable Demand Note
                          5.50%, 1997..............................        39,322,153
         38,207,521      Pitney Bowes Credit Corp., Variable
                          Demand Note 5.51%, 1997..................        38,207,521
         23,000,000      Prudential Funding Corp., Commercial
                          Paper 6.10%, 1997........................        23,000,000
         28,687,569      Sara Lee Corp., Variable Demand Note
                          5.49%, 1997..............................        28,687,569
         31,132,478      Southwestern Bell Telephone Co., Variable
                          Demand Note 5.49%, 1997..................        31,132,478
            884,000      Wisconsin Electric Power Corp., Variable
                          Demand Note 5.55%, 1997..................           884,000
                                                                        -------------
                           Total Short-Term Investments (cost
                            $161,233,721)..........................       161,233,721
                                                                        -------------
       TOTAL INVESTMENTS  (cost $1,684,646,628)........      99.2%      2,234,445,237
       OTHER ASSETS LESS LIABILITIES...................       0.8          17,601,357
                                                            -----       -------------
       TOTAL NET ASSETS................................     100.0%     $2,252,046,594
                                                            =====       =============
       +Non-income producing

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X

================================================================================
                                   Stock Fund

       Statement of Assets and Liabilities                     December 31, 1996
       -------------------------------------------------------------------------

       ASSETS:
       Investments (identified cost $1,684,646,628) at market
        quotations............................................... $2,234,445,237
       Cash......................................................     13,722,855
       Dividends receivable and interest accrued.................      4,854,356
       Receivable for investments sold...........................      6,763,114
       Prepaid expenses..........................................         24,325
                                                                  --------------
                                                                   2,259,809,887
                                                                  --------------
       LIABILITIES:
       Payable for Fund shares redeemed..........................      3,108,732
       Payable for investments purchased.........................      4,380,585
       Accounts payable..........................................        273,976
                                                                  --------------
                                                                       7,763,293
                                                                  --------------
       Net asset value
       per share $79.81

       NET ASSETS................................................ $2,252,046,594
                                                                  ==============
       Capital
       shares outstanding
       28,217,910
       (par value $1.00 each,
       authorized shares
       50,000,000)

       NET ASSETS CONSIST OF:
       Paid in capital........................................... $1,686,642,196
       Accumulated undistributed net investment income...........        212,686
       Accumulated undistributed net realized gain on investments     15,393,103
       Net unrealized appreciation on investments................    549,798,609
                                                                  ==============
                                                                  $2,252,046,594

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                   Stock Fund




Statement of Operations                             Year Ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends........................................                  $ 34,157,636
 Interest.........................................                     6,526,736
                                                                    ------------
                                                                      40,684,372
                                                                    ------------

 EXPENSES:
 Management fees (Note 2).........................                     8,541,819
 Custodian fees...................................                       181,420
 Transfer agent fees..............................                       710,155
 Accounting and audit fees........................                        49,461
 Legal fees.......................................                         2,239
 Shareholder reports..............................                       186,034
 S.E.C. and state registration fees...............                       290,316
 Directors' fees..................................                        10,000
 Miscellaneous....................................                        48,385
                                                                    ------------
                                                                      10,019,829
                                                                    ------------
 NET INVESTMENT INCOME............................                    30,664,543
                                                                    ------------
 REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments...............                    56,765,691
   Change in unrealized appreciation of
    investments...................................                   262,571,381
                                                                    ------------
    Net realized and unrealized gain on
     investments..................................                   319,337,072
                                                                    ------------
 NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS......................                  $350,001,615
                                                                    ============

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                   Stock Fund



Statement of Changes in Net Assets                                  Year Ended December 31,
--------------------------------------------------------------------------------------------
                                                              1996                     1995
OPERATIONS:
Net investment income........................       $   30,664,543           $   17,958,413
Net realized gain............................           56,765,691               45,578,106
Net change in unrealized appreciation........          262,571,381              168,322,489
                                                    --------------           --------------
Net increase in net assets from operations...          350,001,615              231,859,008
                                                    --------------           --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................          (30,810,014)             (17,733,583)
Net realized gain............................          (44,357,660)             (44,623,817)
                                                    --------------           --------------
Total distributions to shareholder...........          (75,167,674)             (62,357,400)
                                                    --------------           --------------
CAPITAL SHARE TRANSACTIONS:
Amounts received from sale of shares.........          929,688,437              556,016,021
Net asset value of shares issued
  in reinvestment of distributions...........           70,061,570               58,593,703
                                                    --------------           --------------
                                                       999,750,007              614,609,724
Amounts paid for shares redeemed.............         (250,464,697)             (99,659,440)
                                                    --------------           --------------

Net increase from capital share transactions.          749,285,310              514,950,284
                                                    --------------           --------------
Total increase in net assets.................        1,024,119,251              684,451,892

NET ASSETS:
Beginning of year............................        1,227,927,343              543,475,451
                                                    --------------           --------------
End of year (including undistributed net
  investment income of $212,686 and
  $358,157, respectively)....................       $2,252,046,594           $1,227,927,343
                                                    ==============           ==============
Shares sold..................................           12,594,155                8,686,950
Shares issued in reinvestment of
  distributions..............................              909,380                  887,032
Shares redeemed..............................           (3,389,888)              (1,546,148)
                                                    --------------           --------------
Net increase in shares outstanding...........           10,113,647                8,027,834
                                                    ==============           ==============

                 See accompanying Notes to Financial Statements
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                               D O D G E & C O X
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                                   Stock Fund


             Notes to Financial Statements
             -------------------------------------------------------------------

  1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant policies are: (a) Securities are stated at market value based on latest quoted prices; (b) Security transactions are accounted for on the trade date in the financial statements; (c) Gains and losses on securities sold are determined on the basis of identified cost; (d) Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date; (f) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

             The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  2 Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average weekly net asset value to Dodge & Cox, a corporation and manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other expenses of the Fund exceed 3/4 of 1% of the average weekly net asset value for the year. No waiver of management fee was required for 1996 under this agreement. All officers and four of the directors of the Fund are officers and employees of Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each meeting of the Board of Directors attended. The Fund does not pay any other remuneration to its officers or directors.

  3 For the year ended December 31, 1996, purchases and sales of securities, other than short-term securities, aggregated $769,890,607 and $152,541,209, respectively. At December 31, 1996, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $549,798,609, of which $569,394,736 represented appreciated securities and $19,596,127 represented depreciated securities.

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                               D O D G E & C O X
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                                   Stock Fund


             Report of Independent Accountants
             -------------------------------------------------------------------

             To the Directors and Shareholders of Dodge & Cox Stock Fund

             In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Stock Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

             PRICE WATERHOUSE LLP
             San Francisco, California

             January 24, 1997




             -------------------------------------------------------------------
             Special 1996 Tax Information (unaudited)

             Corporate shareholders should note that for the year ended December 31, 1996, a total of 72% of the Fund's ordinary income distributions qualified for the corporate dividends received deduction.


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                                       12
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                               D O D G E & C O X
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                                   Stock Fund


      Officers and Directors
      --------------------------------------------------------------------------
      John A. Gunn, President and Director
      President, Dodge & Cox

      W. Timothy Ryan, Secretary-Treasurer
      and Director
      Senior Vice-President, Dodge & Cox

      Katherine Herrick Drake, Assistant
      Secretary-Treasurer and Director
      Vice-President, Dodge & Cox

      Harry R. Hagey, Director
      Chairman & CEO, Dodge & Cox

      Thomas M. Mistele, Assistant
      Secretary-Treasurer
      General Counsel, Dodge & Cox

      Max Gutierrez, Jr., Director
      Partner, Brobeck, Phleger & Harrison, Attorneys

      Frank H. Roberts, Director
      Retired Partner, Pillsbury, Madison & Sutro, Attorneys

      John B. Taylor, Director
      Professor of Economics, Stanford University

      Will C. Wood, Director
      Principal, Kentwood Associates, Financial Advisers

      --------------------------------------------------------------------------

      MANAGERS
      Dodge & Cox
      One Sansome Street, 35th Floor
      San Francisco, California 94104
      Telephone (415) 981-1710

      CUSTODIAN & TRANSFER AGENT
      Firstar Trust Company
      P. O. Box 701
      Milwaukee, Wisconsin 53201-0701
      Telephone (800) 621-3979

      INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      San Francisco, California

      LEGAL COUNSEL
      Heller, Ehrman, White & McAuliffe
      San Francisco, California

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                               D O D G E & C O X
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                                   Stock Fund



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                               D O D G E & C O X
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                                   Stock Fund



General Information
--------------------------------------------------------------------------------
Dodge & Cox
Stock Fund

The Fund is a no-load mutual fund with the primary objective of providing shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. The Fund seeks to achieve these objectives by investing primarily in a broadly diversified and carefully selected portfolio of common stocks.

Investment
Manager

Since 1930, Dodge & Cox has been providing professional investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. In addition, Dodge & Cox manages the Dodge & Cox Balanced Fund and the Dodge & Cox Income Fund. Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities.

No Sales Charge

There are no commissions on the purchase or redemption of shares of the Fund.

Gifts

Dodge & Cox Stock Fund shares provide a convenient method for making gifts to children and to other family members. Fund shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic
Investment Plan

Shareholders may make regular monthly or quarterly investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan

Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment
Plan

Shareholders may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan

The Fund has available an Individual Retirement Plan (IRA) for shareholders of the Fund.

Fund literature and details on all of these Plans are available from the Fund upon request.

Dodge & Cox Stock Fund
c/o Firstar Trust Company
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

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